INCOME TAXES	12 Months Ended
Dec. 31, 2021
INCOME TAXES
INCOME TAXES

NOTE 14 – INCOME TAXES

The Company’s deferred tax assets relate primarily to its net operating loss carryforwards and other balance sheet basis differences. The Company maintains a valuation allowance to fully offset the gross deferred tax asset because it is not more likely than not that the Company will realize future benefits associated with these deferred tax assets at December 31, 2021 and 2020. The valuation allowance increased by approximately $2,178,000 and $515,000 for the years ended December 31, 2021 and 2020, respectively.

Significant components of the Company’s deferred tax assets are as follows:

	December 31,
	2021	2020
Deferred tax assets:
Net operating losses carryforward	$1,945,000	$355,000
Due to officers	1,411,000	1,467,000
Accrued expenses and other	212,000	44,000
R&D credit carryforward	102,000	—
Debt related attributes	375,000	—

Total deferred tax assets	4,045,000	1,866,000
Valuation allowance	(4,045,000)	(1,866,000)

Deferred tax asset, net of valuation allowance	$—	$—

At December 31, 2021 and 2020, the Company had U.S. federal and state income tax net operating loss (“NOL”) carryforward of approximately $6,482,000 and $1,180,000, respectively, that may be used to offset future taxable income. The Internal Revenue Code (the “IRC”) contains limitations on the use of net operating loss carryforwards after the occurrence of a substantial ownership change as defined by IRC Section 382. The Company has not performed a detailed analysis, however utilization of such net operating loss carryforwards will likely be significantly limited due to the shares issued in the Primary Financing and the Merger. At December 31, 2021, the Company had approximately $102,000 of federal research and development (“R&D”) tax credit carryforwards. If not utilized, the federal R&D credits will begin to expire in 2038.

The income tax benefit for the years ended December 31, 2021 and 2020 differed from the amounts computed by applying the US federal income tax rate of 21% primarily because of the increase in the valuation allowance and the tax impact of fair value adjustments and other permanent items, which resulted in an effective tax rate of zero for both years.

On March 27, 2020, the United States enacted the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”). The CARES Act is an emergency economic stimulus package that includes spending and tax breaks to strengthen the

United States economy and fund a nationwide effort to curtail the effect of COVID-19. While the CARES Act provides sweeping tax changes in response to the COVID-19 pandemic, some of the more significant provisions which are expected to impact the Company’s financial statements include removal of certain limitations on utilization of net operating losses, increasing the loss carryback period for certain losses to five years, and increasing the ability to deduct interest expense, as well as amending certain provisions of the previously enacted Tax Cuts and Jobs Act. The Company has concluded that the CARES Act did not have a material impact on its financial position, results of operations, or cash flows.

On December 27, 2020, the United States enacted the Consolidated Appropriations Act which extended many of the benefits of the CARES Act that were scheduled to expire. The Company evaluated the impact of the Consolidated Appropriations Act on its consolidated financial statements and related disclosures and concluded that the impact is immaterial.